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                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT


         We consent to the reference to our firm under the caption "Experts" and to the use of our reported dated March 25, 1998, included in the Proxy Statement of Alabama Bancorp., Inc. that is made a part of the Registration Statement (Post-Effective Amendment No. 1 to Form S-4 No. 333-28081) and Prospectus of BancorpSouth, Inc.


                              /s/ Ernst & Young LLP

Birmingham, Alabama
September 4, 1998